UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 23, 2009

HMN Financial, Inc. (Exact name of registrant as specified in its chapter)

Delaware (State or other jurisdiction of incorporation)	0-24100 (Commission File Number)	41-1777397 (IRS Employer Identification No.)

1016 Civic Center Drive Northwest PO Box 6057 Rochester, Minnesota (Address of principal executive offices)	55903-6057 (Zip Code)

Registrant's telephone number, including area code (507) 535-1200

__________________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operation and Financial Condition.

On January 23, 2009, HMN Financial, Inc. (the “Company”) issued a press release that included financial information for its quarter and year ended December 31, 2008.  A copy of the press release is attached as Exhibit 99 to this Form 8-K and incorporated by reference into this Item 2.02. The information included in the press release is to be considered filed under the Securities Exchange Act of 1934, as amended.

Item 9.01.  Financial Statements and Exhibits

(c) Exhibits (the following exhibit is deemed filed under the Securities Exchange Act of 1934, as amended.)

Exhibit Number	Description

99	Press release dated January 23, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HMN Financial, Inc. (Registrant)

Date: January 29, 2009	/s/ Jon Eberle Jon Eberle, SVP/CFO/Treasurer